UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CONTINENTAL MATERIALS CORPORATION
(Name of Registrant as Specified In Its Charter)

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CONTINENTAL MATERIALS CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2007 annual meeting of stockholders of Continental Materials Corporation (the “Company”) will be held in the Illinois Room at the offices of Fifth Third Bank, 222 South Riverside Plaza, 34th Floor, Chicago, Illinois 60606 on Wednesday, May 23, 2007, at 10:00 a.m. CST, to consider and act upon the following matters:

(a)          The election of three directors to serve until the 2010 annual meeting or until their successors are duly elected and qualified;

(b)         The ratification of the appointment of Deloitte & Touche LLP (“D&T”) as independent registered public accounting firm for the Company for the 2007 fiscal year; and

(c)          The transaction of such other business as may properly be presented at the meeting.

Only stockholders of record at the close of business on April 12, 2007 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. A list of these stockholders will be available to any stockholder, for any germane reason, at the Company’s office, 200 South Wacker Drive, Chicago, Illinois, for ten days preceding the meeting and will also be available for inspection at the meeting.

Accompanying this notice are the Annual Report on Form 10-K for the fiscal year ended December 30, 2006, a proxy statement, a form of proxy, and an envelope for returning the executed proxy to the Company. Even if you plan to attend the Annual Meeting in person, please read these proxy materials and cast your vote on the enclosed proxy as soon as possible. Be sure to sign and date the proxy prior to returning it. Any proxy given by a stockholder may be revoked by such stockholder at anytime prior to the voting of the proxy at the annual meeting.

By Order of the Board of Directors,

Mark S. Nichter

Secretary

Chicago, Illinois

May 4, 2007

CONTINENTAL MATERIALS CORPORATION
200 South Wacker Drive
Chicago, Illinois 60606

Annual Meeting of Stockholders
PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Continental Materials Corporation, a Delaware corporation (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at 10:00 a.m. CST on May 23, 2007, in the Illinois Room at the offices of Fifth Third Bank, 222 South Riverside Plaza, 34th Floor, Chicago, Illinois 60606. Any properly executed proxy may be revoked by the executing stockholder at any time before it is exercised. Such revocation may be effected by written notice to the Secretary of the Company, by executing a subsequent proxy or by voting at the meeting in person. All proxies duly executed and received will be voted on all matters presented at the meeting. Where a specification as to any matter is indicated, the proxy will be voted in accordance with such specification. Where, however, no such specification is indicated, the proxy will be voted for the named nominees, for the ratification of Deloitte & Touche LLP (“D&T”), and in the judgment of the Proxies on any other proposals. The approximate date on which this proxy statement and the enclosed proxy are first sent or given to stockholders is May 4, 2007.

The stockholders of record on April 12, 2007, of the 1,601,137 outstanding shares of common stock of the Company, are entitled to notice of and to vote at the annual meeting. Each such share is entitled to one vote on each matter properly proposed at the annual meeting.

The three nominees who receive the greatest number of votes cast for the election of directors at the 2007 annual meeting by the holders of the Company’s common stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. The affirmative vote of the holders of a majority of the voting power of the Company’s common stock, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the ratification of the appointment of D&T as independent registered public accounting firm to the Company for the 2007 fiscal year. Under Delaware law and the Company’s Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting will be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. If a quorum is present at the meeting, the total number of votes cast FOR each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Because the election of directors is determined on the basis of the greatest number of votes cast, abstentions and broker non-votes have no effect on the election of directors. With respect to other matters, shares present in person or by proxy but not voted, whether by abstention, broker non-vote, or otherwise, have the same legal effect as a vote AGAINST the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

Stockholders may change their vote at any time prior to the vote at the annual meeting. Record holders may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Secretary of the Company prior to the annual meeting, or by attending the annual meeting and voting in person. Beneficial owners may change their vote by submitting new voting instructions to their broker, trustee or nominee, or, if the beneficial owner has obtained a proxy from his or her broker or nominee giving the beneficial owner the right to vote the shares, by attending the meeting and voting in person.

PROPOSAL 1
BOARD OF DIRECTORS

Election of Directors

The Company has a Board of Directors consisting of nine persons, divided into three classes. The directors of each class serve terms of three years. At this year’s Annual Meeting three directors are nominated for election to a three-year term to the class of directors with terms expiring in 2010. The Board has nominated William D. Andrews, Betsy R. Gidwitz, and James G. Gidwitz for election, all of whom are current directors.

Information regarding each of the nominees is presented in the chart below. All of the nominees have indicated their willingness to serve if elected, but if any should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors who would be expected to continue, as nearly as possible, the existing management goals of the Company. No nominations for directors were received from stockholders, and no other candidates are eligible for election as directors at the 2007 Annual Meeting.

The Proxyholders (named in the accompanying Proxy Card) intend to vote in favor of all of the Board’s nominees, except to the extent a stockholder withholds authority to vote for any of the nominees.

Name, Age and Other Positions, if any, with Company	Served as Director Since	Business Experience	Current Term As Director Expires
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
William D. Andrews, 59	2004	Former Senior Vice President, Executive	2007
		Vice President and Director of Fixed Income for Stein, Roe & Farnham, a financial services company. Mr. Andrews served in such position for Stein, Roe & Farnham from 1986 to 2002.
Betsy R. Gidwitz, 66	1996	Former Instructor at Massachusetts	2007
		Institute of Technology until 1992.
James G. Gidwitz, 60	1978	Chairman of the Board and Chief Executive	2007
Chairman of the Board and Chief Executive Officer		Officer of the Company since 1983.
The Board of Directors recommends that stockholders vote “FOR” the Company’s nominees as Directors.

Name, Age and Other Positions, if any, with Company	Served as Director Since	Business Experience	Current Term As Director Expires
DIRECTORS CONTINUING IN OFFICE
Ralph W. Gidwitz, 71	1984	Managing Partner and Chief Executive	2008
		Officer of Capital Results LLC (formerly Financial Capital, LLC) a financial consulting company, since 1996.
Peter E. Thieriot, 64	2001	General Manager of EMR Land Co., LLC,	2008
Committee memberships: Audit, Nominating		a privately owned land and livestock company since 2006. General Manager of Elk Mountain Ranch Company, LLC, a privately owned livestock ranch, from 1993 to 2006.
Theodore R. Tetzlaff, 63	1981	Partner in the law firm of Ungaretti &	2008
Committee memberships: Compensation

Harris LLP since July 1, 2005. Chairman of the Board of Metropolitan Pier and Exposition Authority since 2005. General Counsel of Peoples Energy Corporation, a diversified energy company, from 2003 to 2006. Partner in the law firm of McGuireWoods LLP from 2002 to 2005.

Thomas H. Carmody, 60	1994	Chairman of the Board of Ameridream, a	2009
Committee memberships: Audit, Nominating

charitable organization providing housing down payment assistance for qualifying individuals, since 2003. Chief Executive Officer of Summitt International, LLC, a sports marketing and distribution company, since 1999.

Ronald J. Gidwitz, 62	1974	Partner in GCG Partners, a strategic	2009
		consulting and equity capital firm, since 1998.
Darrell M. Trent, 67	1997	Chairman of the Board and Chief Executive	2009
Committee memberships: Audit, Compensation		Officer of Acton Development Company, Inc., a real estate development and property management company, since 1988.

Family Relationships

James G. Gidwitz and Ronald J. Gidwitz, together with their siblings and all descendants, and Ralph W. Gidwitz and Betsy R. Gidwitz, together with their sibling and all descendants, are herein referred to as the “Gidwitz Family.” See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

Corporate Governance/Board of Directors

The Board of Directors recognizes the importance of good corporate governance as a means of addressing the needs of the Company’s stockholders, employees, customers and community. Pursuant to the Delaware General Corporation Law, under which the Company is organized, the business, property and affairs of the Company are managed under the direction of the Board. Members of the Board are kept informed of the Company’s business through discussions with the Chairman and management, by reviewing monthly financial and operational summaries and other materials prepared for them by management and by participating in meetings of the Board and its committees. During 2007, the Board held four meetings and the committees held a total of nine meetings. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors during the time when they served. The Company’s policy is to invite and encourage all directors to attend the annual meeting of stockholders. All current directors attended the 2006 meeting of stockholders except for Betsy Gidwitz, who was out of the country.

In furtherance of its corporate governance responsibilities, during April 2004, the Board of Directors adopted a formal Code of Ethics for the CEO and Senior Financial Officers (attached hereto as Appendix A) and a formal General Code of Business Conduct and Ethics (attached hereto as Appendix B), which is intended to provide guidelines regarding the actions of all of the Company’s directors, officers and employees.

Director Independence

The Board of Directors has determined, after careful review, that William D. Andrews, Thomas H. Carmody, Theodore R. Tetzlaff, Peter E. Thieriot and Darrell M. Trent are independent members as defined by the American Stock Exchange (AMEX) corporate governance rules but that Mr. Tetzlaff does not satisfy the more strict independence rules of the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) as they pertain to directors serving on the Audit Committee of the Board. Based upon the Board’s determination of member independence, the Board composition satisfies the AMEX requirement that a majority of the Board qualify as independent.

Committees of the Board

The Company’s Board of Directors has established an Audit Committee, Compensation Committee and a Nominating Committee. Each Board committee consists solely of independent directors, as required and defined by the AMEX corporate governance rules and Sarbanes-Oxley. The Company believes that the committee charters comply with the rules of the AMEX and the requirements of Sarbanes-Oxley. All committee charters are available in print upon request by writing to the Corporate Secretary, Continental Materials Corporation, 200 South Wacker Dr. Suite 4000, Chicago, Illinois 60606.

Audit Committee

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. During 2006, the Audit Committee was (and still is) composed of Peter E. Thieriot, Chairman, Darrell M. Trent and Thomas H. Carmody. A copy of the Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix C. Also see “AUDIT COMMITTEE REPORT” below for discussion of the Audit Committee’s responsibilities. There were seven Audit Committee meetings in fiscal year 2006.

Compensation Committee

The primary function of the Compensation Committee is to establish and administer compensation policy and plans with respect to the officers of the Company and its subsidiaries. The Compensation Committee was (and still is) composed of Theodore R. Tetzlaff, Chairman, and Darrell M. Trent. A copy of the Charter of the Compensation Committee of the Board of Directors, which is reviewed and revised as appropriate, is attached to this Proxy Statement as Appendix D. See “COMPENSATION COMMITTEE REPORT” for discussion of responsibilities. The Compensation Committee held one meeting in fiscal year 2006.

Nominating Committee

The primary function of the Nominating Committee is to (a) review the composition of the Board for succession planning purposes, as well as to ensure that the skills and expertise deemed necessary for Board membership are well represented on the Company’s Board; (b) identify individuals qualified to serve as members of the Board; (c) recommend to the Board director nominees to be presented at the annual meeting of stockholders and nominees to fill vacancies on the Board, whether caused by retirement, resignation, death or otherwise; and (d) develop and recommend to the Board such corporate governance policies as the Nominating Committee believes appropriate and desirable. Director nominees are generally identified through recommendations from members of the Board or management, however, candidates recommended by stockholders will be considered. To recommend a candidate for consideration by the Nominating Committee, a stockholder must submit the recommendation in writing to the Company’s Corporate Secretary at the following address:

Corporate Secretary

Continental Materials Corporation

200 South Wacker Dr. Suite 4000

Chicago, Illinois 60606

The Nominating Committee requires that the recommendation include the following:

•       the name and address of the stockholder making the recommendation and evidence of his or her ownership of Company stock, including the number of shares and period of ownership;

•       the name and address of the director candidate, and his or her resume or listing of qualifications, taking into account the criteria described below; and

•       the candidate’s signed consent to be named in the proxy statement and to serve as a director if elected.

For a candidate to be considered by the Nominating Committee for inclusion in the slate of nominees proposed by the Board at the next annual meeting of stockholders, the stockholder’s recommendation must be received by the Corporate Secretary no later than January 7, 2008. The Company does not intend to evaluate nominees proposed by stockholders any differently than other nominees to the Board.

The Nominating Committee maintains formal criteria for selecting directors to assure that each candidate:

•       possesses fundamental qualities of intelligence, honesty, business acumen, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility;

•       has a genuine interest in the Company and a recognition that as a member of the Board, each director is accountable to all Company stockholders;

•       has a background that demonstrates an understanding of business and financial affairs;

•       is or has been in a senior position in a corporation, university or major unit of government;

•       has no conflict of interest or legal impediment that would interfere with the duty or loyalty owed to the Company and its stockholders;

•       has the ability and is willing to spend the time required to function effectively as a director;

•       is compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with the Company as a director; and

•       has independent opinions and is willing to state them in a constructive manner.

The above criteria constitute minimum qualifications that a candidate recommended by the Nominating Committee to the Board of Directors must meet prior to being considered for a position.

During 2006, the Nominating Committee was (and still is) composed of Thomas H. Carmody, Chairman, and Peter E. Thieriot. The Nominating Committee held one meeting, attended by both members, in fiscal year 2006. The Nominating Committee approved the inclusion of the three directors standing for re-election on the Company’s proxy card for the 2007 annual meeting. A copy of the Nominating Committee Charter, which is reviewed and revised as appropriate, is attached to this Proxy Statement as Appendix E.

Executive Sessions

The Company’s Board of Directors has determined that, in order to satisfy its corporate governance responsibilities, the Board will meet in executive session without management or any employee director present as often as deemed appropriate and at least annually. The Audit Committee is also required by its charter to meet at least annually in separate executive sessions with the independent auditor and management. These requirements were met during 2006.

Annual Assessment of Board and Committee Performance

The Board performs an annual review of its own performance, structure and processes in order to assess its effectiveness. Each committee of the Board also conducts a similar annual self-evaluation.

Contacting the Board of Directors

The Company has established a process for sending communications to members of the Board. Specifically, stockholders and other interested parties may contact any of the Company’s directors, including the Chairman, by mail at the following address:

Continental Materials Director

c/o Corporate Secretary

Continental Materials Corporation

200 South Wacker Dr. Suite 4000

Chicago, Illinois 60606

All communications will be forwarded by the Company’s Corporate Secretary directly to the named director or the Chairman of the Board, if no individual director is specified.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as set forth below with management and, based on such review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of the Board of Directors

Theodore R. Tetzlaff

Darrell M. Trent

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

The Compensation Committee makes recommendations to the Board concerning compensation for the named executive officers and determines compensation for other officers. The Committee also oversees benefit plans in which the named executive officers participate. The Compensation Committee is comprised of independent directors, as discussed above under “Corporate Governance,” “Committees of the Board,” and “Director Independence.”

It is the philosophy of the Company to ensure that executive compensation is linked to corporate performance. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation should be higher than in years in which the performance is below expectations. At the same time, the Compensation Committee is cognizant of its need to offer compensation that is competitive. By providing the opportunity for compensation that is comparable to the levels offered by other similarly situated companies, the Company is able to attract and retain key executives. The Committee regularly reviews the Company’s compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The Committee utilizes the services of independent compensation consultants to assist it in determining the competitiveness of the Company’s overall compensation structure.

Compensation Program Components

To achieve its compensation goals, the executive compensation program consists primarily of the following components:

•       base salary

•       cash bonus

•       defined contribution profit sharing plan

•       perquisites and other benefits

All components are reviewed annually, individually and in the aggregate, considering corporate performance and individual initiative and performance. While each component is discussed in more detail below, it is the Committee’s intention to establish base salaries commensurate with those paid by companies of similar size and complexity while providing the named executive officers with the ability to receive a significant portion of their total compensation through the performance-based bonus program. This places a large percentage of their compensation at risk while more closely aligning their interests with the interests of the Company’s stockholders. The employee benefits and perquisites offered by the Company have generally been established in response to competitive offerings and also with the goal of enabling the executives to focus on their job duties.

Base Salaries

The Compensation Committee establishes salaries each year based on each officer’s individual responsibilities, performance and through comparisons with companies of similar size and complexity. Officer salaries are typically reviewed and adjusted each year at the Committee’s meeting in either March or May. The Committee awarded increases in officer salaries for 2006 based primarily on a review of salary levels performed by an independent compensation consultant. In preparing its recommendations, the consultant considered each individual’s responsibilities and salaries paid by companies of similar size and complexity for similar positions. The Compensation Committee has determined that salary levels be targeted at the median of industry salary levels. For those years that no independent review is performed, increases are generally based upon the Department of Labor index of increases in general compensation levels. As of the date of this proxy statement, the Committee had not yet met to consider increases for 2007.

Cash Bonuses

The bonus program is intended to provide an opportunity to receive additional cash compensation but only if it is earned through achievement of specified performance goals. At the beginning of each year, the Compensation Committee establishes the annual target goals for earnings and return on net investment considering the Company’s annual business plan, the Company’s prior year’s performance and the performance of other companies in the industry segments in which the Company competes. In this context, “return on net investment means the pre-tax profit as a percentage of the sum of the average shareholders’ equity plus the average bank debt for the year. Personal goals are also established for executives. The Committee relies primarily on mathematical formulae in calculating the portion of the bonuses to be granted related to the goals established for earnings and return on net investment. The level of achievement of personal goals is more subjective and is often based on the successful achievement of certain transactions or other goals which may be measured by the Committee on a discretionary, non-quantifiable basis. The Committee believes that these performance measures serve to align the interests of executives with the interests of stockholders. During 2006, bonuses for the named executive officers were awarded based solely on personal goals as both earnings and the return on net investment fell short of the threshold level.

Under the current bonus program, the bonus criteria are weighted as follows: earnings goal—40%; return on net investment goal—40%; personal goals and accomplishments—20%. The three executives are eligible to earn bonus awards as a percentage of their base salaries as follows:

Name	Threshold	Target	Maximum
James G. Gidwitz	30%	60%	90%
Joseph J. Sum	20%	40%	60%
Mark S. Nichter	15%	30%	45%

Each of the three criteria is reviewed to determine the level of achievement, if any, and the appropriate percentage award is calculated. To illustrate hypothetically by way of example, achievement of the threshold level on the return on net investment and personal goals and the target level for the earnings goal for Mr. Gidwitz, would be calculated as follows: 30% x 40%, or 12%, awarded for the return on net investment performance; 30% x 20%, or 6%, for the personal goals; and 60% x 40%, or 24%, for the profit performance. This would yield a total award of 42% of Mr. Gidwitz base salary, or $210,000 calculated on his 2006 salary.

Profit Sharing Plan, Benefits and Perquisites

Executives participate in each of the benefit plans or arrangements that are made available to all salaried employees generally, including medical and dental benefits, life and disability insurance, and the profit sharing plan which is qualified under Internal Revenue Code Section 401(k). The Compensation Committee considers all of these plans and benefits when reviewing total compensation of the named executive officers. With respect to life insurance, the Company pays 100% of the premium associated with the first $50,000 of coverage (as provided for all employees). The premium associated with additional coverage, three and a half times salary to a maximum of $500,000, is added to the individual’s taxable wages. Life insurance in excess of those amounts is at the discretion of the employee and the associated premiums are paid by the individual. In addition any individual whose compensation is in excess of the amount eligible for the Company matching contribution as established by the Internal Revenue Service, participates in an unfunded Supplemental Profit Sharing Plan as described below. The Company does not provide any benefit plans designed strictly to benefit the named executive officers.

The Company provides company-leased cars to the named executive officers for their use. An annual bonus is paid, and included in the individual’s taxable wages, which is used to reimburse the Company for the lease expense incurred for the year. This bonus is grossed up for the related taxes.

The Company has, on occasion, provided the named executive officers with a de minimis amount of tax or legal service. During 2006, $1,005 was incurred and paid for the Chief Executive Officer. The Company does not provide any other perquisites to the named executive officers such as club memberships or personal travel.

Stock Option and Long-Term Equity Plans

There are no equity compensation plans, whether approved by security holders or not, existing as of December 30, 2006. The Compensation Committee believes that equity compensation plans are not a necessary component of executive compensation at the present time due to the number of shares currently held by affiliates of the Company and the limited market liquidity for our shares.

Conclusion

After reviewing all of the components of its existing compensation program, including perquisites, the Compensation Committee has determined that the total annual compensation received by the named executive officers and other officers of the Company is reasonable and competitive with the compensation programs provided by other corporations of similar size and complexity. Moreover, the Committee believes that it has set compensation at levels that reflect each executive officer’s contribution towards the Company’s objectives.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Theodore R. Tetzlaff, a member of the Compensation Committee, is a partner in the law firm of Ungaretti & Harris LLP. From time to time, the Company retains Ungaretti & Harris to provide it with legal services. The dollar amount of fees paid to Ungaretti & Harris by the Company during 2006 did not exceed 5% of that firm’s annual gross revenues.

EXECUTIVE SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the Company’s principal executive officer, principal financial officer and the Company’s only other executive officer for 2006.

In accordance with Securities and Exchange Commission rules, this table reflects compensation of the named executive officers only for the most recently completed fiscal year. Information for years prior to the most recently completed fiscal year presented under previous Securities and Exchange Commission rules is available in our previous filings, which can be obtained from the SEC’s website at www.sec.gov.

							Change in
							Pension
							Value And
						Non-Equity	Nonqualified
						Incentive	Deferred
Name and Principal				Stock	Option	Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation(4)	Total
James G. Gidwitz	2006	$500,000	$95,000	None	None	None	None	$139,860	$734,860
Chairman and Chief
Executive Officer (1)
Joseph J. Sum	2006	230,000	37,000	None	None	None	None	69,307	336,307
Vice President and
Chief Financial
Officer (2)
Mark S. Nichter	2006	136,000	16,500	None	None	None	None	31,729	184,229
Secretary and
Controller (3)

(1)             Mr. Gidwitz, age 60, has served as a director of the Company since 1978, and has been Chairman of the Board and Chief Executive Officer of the Company since 1983.

(2)             Mr. Sum, age 59, currently serves as Chief Financial Officer, Vice President and Treasurer of the Company, and has been an officer of the Company since 1978. Mr. Sum has been Vice President and Treasurer of the Company since 1988. Mr. Sum previously served as Assistant Treasurer of the Company from 1978 through August 1988, Controller from 1979 through January 1989 and Secretary from 1983 through February 1993.

(3)             Mr. Nichter, age 56, currently serves as Secretary and Controller of the Company. Mr. Nichter has been an officer of the Company since 1989. Mr. Nichter has served as the Company’s Secretary since 1992 and Corporate Controller since 1989.

(4)             All Other Compensation includes other compensation not required to be included in any other column. The items comprised by these totals are set forth in the following table:

Name	Contributions to 401(k) Plan	Contributions to Supplemental Profit Sharing Plan	Imputed Gain (Loss) on Supplemental Balance (1)	Company Paid Life Insurance Premiums	Company Provided Auto or Auto Allowance (2)	Other	Total
James G. Gidwitz	$17,600	$36,000	$57,049	$4,756	$23,450	$1,005	$139,860
Joseph J. Sum	17,600	5,760	24,052	4,160	17,735	None	69,307
Mark S. Nichter	13,120	None	None	2,404	16,205	None	31,729

(1)             The imputed gain or loss is determined by applying the same rate of return to the deferred balances as the employee has realized on his 401(k) Plan investments exclusive of investments in the Company’s common stock, if any.

(2)             The amounts paid to Messrs. Gidwitz, Sum and Nichter represent payments to them from which they, in turn, reimbursed the Company for the annual amount expended for the leased cars. These amounts included a gross-up for taxes of $9,251, $6,642 and $5,258, respectively.

Retirement Benefits

401(k) Plan:   The Company has various contributory profit sharing retirement plans qualified pursuant to Internal Revenue Code Section 401(k) for the benefit of qualifying employees, including the named executives. The Company matches employees’ contributions up to 3%. In addition, the Company makes an annual contribution, at its discretion, based primarily on profitability.

Unfunded Supplemental Profit Sharing Plan:   The Company also maintains an unfunded supplemental profit sharing plan for salaried employees which enables the Company to pay, to any person whose contribution to the 401(k) plan has been restricted as a result of the limitations imposed by

Section 401 of the Internal Revenue Code, an amount equal to the difference between the amount the person would have received as Company matching contributions to his account under the 401(k) plan had there been no limitations and the amount the person will receive under the 401(k) plan giving effect to the limitations.

The Supplemental Plan provides for the employees’ balances to be credited with a gain or loss determined by applying the same rate of return to the deferred balances as the employees realized on their 401(k) plan investments exclusive of investments in the Company’s common stock.

The Supplemental Profit Sharing Plan is unfunded and amounts owed to the employees covered thereby are considered to be general obligations of the Company. The Supplemental Plan contains provisions which allow an employee to take an in-service withdrawal of amounts accumulated in the Supplemental Plan prior to December 31, 2004 provided the employee forfeits 10% of his then current Supplemental Profit Sharing Plan account balance. The forfeited amount reverts back to the Company. The Plan complies with Internal Revenue Service Rule 409A.

Nonqualified Defined Contribution Plan

The following table summarizes information with respect to the Supplemental Profit Sharing Plan.

Name	Executive Contributions in Fiscal 2006	Registrant Contributions in Fiscal 2006 (1)	Aggregate Earnings in Fiscal 2006 (2)	Aggregate Withdrawals or Distributions	Aggregate Balance at December 30, 2006
James G. Gidwitz	$0	$36,378	$57,049	$(750,000)	$294,112
Joseph J Sum	0	5,625	24,052	0	182,085
Mark S. Nichter	0	0	0	0	0

(1)          These amounts are not reported in the Summary Compensation Table as they were contributed during 2006 for 2005. The Summary Compensation Table reports the amount that was earned for 2006 that will be contributed in fiscal 2007.

(2)          These amounts are reported in the Summary Compensation Table as a component of the “All Other Compensation” amount.

Equity Compensation Plans

There are no equity compensation plans, whether approved by security holders or not, existing as of December 30, 2006. Prior to 2006, the Company maintained the Amended and Restated 1994 Stock Option Plan which provided for the granting of stock options to attract, retain and reward key managerial employees of the Company or its subsidiaries. On September 26, 1995, options for 156,000 were granted to five individuals. There were no other grants of options under the Plan. No options were exercised during 2004; however, during 2005 Messrs. Gidwitz and Sum exercised all remaining options outstanding under the program. A total of 73,400 shares were purchased under the program by Messrs. Gidwitz and Sum as disclosed in the 2006 Proxy statement. With the exercise of all then remaining outstanding options during 2005, the Plan was terminated. Reinstatement of the Plan requires the consent of the Company’s stockholders.

DIRECTOR COMPENSATION

Each director who is not an officer or employee of the Company is paid a retainer of $15,000 per year, plus the following fees:

•       $750 for each Board meeting attended;

•       $750 for each committee meeting attended;

•       $6,000 Audit Committee chair retainer fee;

•       $3,000 Retainer fee for all other committee chairs.

Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 30, 2006.

Name (1)	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Deferred Compensation Earnings	All Other Compensation (2)	Total
William D. Andrews	$18,000	$0	$0	$0	$0	$0	$18,000
Thomas H. Carmody	$26,750	$0	$0	$0	$0	$0	$26,750
Betsy R. Gidwitz	$17,250	$0	$0	$0	$0	$0	$17,250
Ralph W. Gidwitz	$18,000	$0	$0	$0	$0	$0	$18,000
Ronald J. Gidwitz	$17,250	$0	$0	$0	$0	$0	$17,250
Theodore R. Tetzlaff	$21,750	$0	$0	$0	$0	$0	$21,750
Peter E. Thieriot	$30,000	$0	$0	$0	$0	$0	$30,000
Darrell M. Trent	$22,500	$0	$0	$0	$0	$0	$22,500

(1)          James G. Gidwitz, Chief Executive Officer and Chairman of the Board, is not included in this table as he is an employee of the Company and receives no additional compensation for his service as director. Mr. Gidwitz’ compensation is shown in the above Executive Summary Compensation Table.

(2)          None of the directors received perquisites or other personal benefits.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following information is furnished as to the Common Stock of the Company owned beneficially as of April 12, 2007 by (i) each director, (ii) the named executive officers, (iii) directors and named executive officers as a group, and (iv) persons that have reported beneficial ownership of more than 5% of the Company’s Common Stock.

Name and Address of Beneficial Owner	No. of Shares		Percent of Class (1)
Gidwitz Family (2)	876,351	(3)	54.6%
200 South Wacker Drive, Suite 4000 Chicago, Illinois 60606
Warren G. Lichtenstein	335,700	(4)	20.9%
590 Madison Ave, 32nd Floor New York, New York 10023
Franklin Advisory Services, LLC	109,000	(5)	6.8%
One Parker Plaza, 16th Floor Fort Lee, NJ 07024
William D. Andrews	2,000		*
Thomas H. Carmody	200		*
James G. Gidwitz	95,633	(3)(6)	6.0%
Betsy R. Gidwitz	6,002	(7)	*
Ralph W. Gidwitz	6,002	(8)	*
Ronald J. Gidwitz	6,002	(9)	*
Mark S. Nichter	0		*
Joseph J. Sum	15,281	(10)	1.0%
Theodore R. Tetzlaff	0		*
Peter E. Thieriot	2,000		*
Darrell M. Trent	2,000		*
All directors, nominees and named officers as a group (includes ten persons)	910,334	(11)	56.8%

*                    Percentage of shares beneficially owned does not exceed 1%.

(1)          Calculations are based on 1,601,137 shares of Common Stock outstanding as of April 12, 2007.

(2)          The Gidwitz family includes James G. Gidwitz, Ronald J. Gidwitz and their three siblings, and Ralph W. Gidwitz, Betsy R. Gidwitz and their sibling. These eight family members, together with their descendants, are herein referred to as the “Gidwitz Family.” The Gidwitz Family holdings include the shares identified in the table above and directly owned by James G. Gidwitz, Betsy R. Gidwitz, Ralph W. Gidwitz and Ronald J. Gidwitz, as well as the following shares:

(a)          727,126 shares owned by the CMC Partnership whose managing partners are Betsy R. Gidwitz, James G. Gidwitz, Ralph W. Gidwitz, and Ronald J. Gidwitz;

(b)         5,256 shares owned by the CMC-GFAM Partnership whose beneficial owners are certain members of the Gidwitz Family, including trusts created for the benefit of the children of James G. Gidwitz and Ronald J. Gidwitz; and

(c)          30,330 shares held directly by members of the Gidwitz family members other than named directors and executive officers listed in the security ownership of management table above.

With respect to the shares referenced in this Note, the beneficial owners indicated in (c) have sole voting and investment power and the beneficial owners indicated in (a) and (b) have shared voting and investment power.

       (3) Includes 29,631 shares credited to James G. Gidwitz’s account in the Employees Profit Sharing Retirement Plan.

       (4) Includes 335,700 shares held by Steel Partners II, L.P. By virtue of his position with Steel Partners II, Mr. Lichtenstein has sole power to vote and dispose of such 335,700 shares. Information is per the most recent Schedule 13D filed with the Securities and Exchange Commission on January 23, 2003, as well as updated information provided by Mr. Lichtenstein to the Company on April 4, 2003.

       (5) Represents ownership of 109,000 shares reported in a Schedule 13G dated December 31, 2006, by Franklin Resources, Inc. (FRI), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC (FAS). According to the Schedule 13G, the shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of FRI. FAS, as the investment adviser, retains sole investment and voting power over the shares.

       (6) Does not include 727,126 shares held indirectly by James G. Gidwitz through CMC Partnership or 5,256 shares held indirectly by James G. Gidwitz through CMC-GFAM Partnership, over which he has shared voting and investment power.

       (7) Does not include 727,126 shares held indirectly by Betsy R. Gidwitz through CMC Partnership over which she has shared voting and investment power.

       (8) Does not include 727,126 shares held indirectly by Ralph W. Gidwitz through CMC Partnership over which he has shared voting and investment power.

       (9) Does not include 727,126 shares held indirectly by Ronald J. Gidwitz through CMC Partnership or 5,256 shares held indirectly by Ronald J. Gidwitz through CMC-GFAM Partnership, over which he has shared voting and investment power.

(10) Includes 10,281 shares credited to Joseph J. Sum’s account in the Employees Profit Sharing Retirement Plan.

(11) Includes 52,414 shares held by the Company’s Employees Profit Sharing Retirement Plan, which includes: (a) 29,631 shares credited to James G. Gidwitz’s account and 10,281 shares credited to Joseph J. Sum’s account; and (b) 12,502 shares credited to other employees’ accounts, as to which James G. Gidwitz, Mark S. Nichter and Joseph J. Sum share voting power (with respect to certain matters) as trustees of such Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and owners of more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of beneficial ownership and changes in ownership, on Forms 3, 4 and 5. Such officers, directors and 10% owners are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. To the Company’s knowledge, all officers, directors and 10% owners of the Company complied with the Section 16(a) filing requirements during fiscal year 2006.

Certain Relationships and Related Transactions

The Company purchases insurance coverage for workers’ compensation, general and product liability together with another company controlled by the Gidwitz Family to minimize insurance costs and to obtain other more favorable terms. The cost of such insurance is allocated based upon a formula that considers, among other things, nature of risk, loss history and size of operations. From time to time, the Company will advance payments to the insurance carriers on behalf of the other company. The Company invoices the other company its respective share of each payment. During fiscal 2006, the other company paid its respective share in the same month that it was invoiced. The Company’s participation in this arrangement has, in management’s opinion, resulted in significant savings to the Company in terms of the cost of insurance premiums and other related charges.

Theodore R. Tetzlaff has served as a director of the Company since 1981. Mr. Tetzlaff is a partner in the law firm of Ungaretti & Harris LLP. During fiscal 2006, the Company retained Ungaretti & Harris to provide it with legal services. The dollar amount of fees paid to Ungaretti & Harris did not exceed 5% of the firm’s annual gross revenues.

AUDIT COMMITTEE REPORT

Management is responsible for Continental Materials’ internal controls and financial reporting process. D&T is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those statements. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee consists of three independent directors, as defined by the AMEX and Sarbanes-Oxley. The members of the Audit Committee are Peter E. Thieriot, Chairman, Darrell M. Trent and Thomas H. Carmody. The Board has determined that Peter E. Thieriot qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Charter

The Audit Committee’s duties and responsibilities are set forth in a written charter, which was initially adopted and approved by the Board on May 24, 2000 and amended in January 2004 to address the requirements of Sarbanes-Oxley and the AMEX corporate governance rules.

In the course of fulfilling its responsibilities, the Audit Committee has:

•       engaged D&T as the Company’s independent auditors;

•       reviewed and discussed the Company’s audited financial statements with management;

•       reviewed and discussed with management the selection, application and disclosure of critical accounting policies of the Company and the Company’s internal control procedures;

•       discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, regarding the auditor’s judgments about the quality of the Company’s accounting principles as applied in its financial reporting;

•       discussed with D&T the selection, application and disclosure of the Company’s critical accounting policies;

•       discussed with D&T the audit plan, scope, identification of audit risks and the Company’s internal control procedures;

•       received written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

•       discussed with representatives of D&T the public accounting firm’s independence from Continental Materials Corporation and management; and

•       considered whether the provision by D&T of non-audit services is compatible with maintaining D&T’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Continental Materials Corporation’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Peter E. Thieriot (Chairman)

Darrell M. Trent

Thomas H. Carmody

INDEPENDENT AUDITORS

Fees for services and expenses performed by D&T during the 2006 and 2005 fiscal years were as follows:

	2006	2005
Audit Fees (1)	$288,500	$246,482
Audit Related Fees (2)	0	48,000
Tax Fees (3)	7,250	9,575
All Other Fees	0	0
Total	$295,750	$304,057

(1)          Consists of fees for the audit of our financial statements including the review of the financial statements included in the quarterly reports on Form 10-Q and the provision of attestation services in connection with statutory and regulatory filings or engagements.

(2)          Consists of fees for services relating to the audit of the consolidated annual financial statements and accounting consultations.

(3)          Consists of fees for services related to tax compliance, tax advice and tax planning.

In accordance with the applicable rules of the Securities and Exchange Commission, the Audit Committee has established policies and procedures for pre-approval of all audit and permitted non-audit services to be provided by its independent registered public accounting firm. The Audit Committee must separately pre-approve the engagement of the independent registered public accounting firm to audit the Company’s consolidated financial statements. The Audit Committee has established a pre-approval policy for engaging the independent registered public accounting firm for other audit and permissible non-audit services. Under the policy, the Audit Committee has specified audit, audit-related, tax and regulatory services that may be performed by the independent registered public accounting firm. The engagement for those services specified in the policy requires the further, separate pre-approval of the Chairman of the Audit Committee or the entire Audit Committee, if specific dollar thresholds set forth in the policy are exceeded. Services not specified in the policy will require separate pre-approval by the Audit Committee. The audit, audit-related, tax and other services provided by D&T in 2006 and 2005, described above, were all approved by the Audit Committee in accordance with this policy.

PROPOSAL 2
RATIFICATION OF ENGAGEMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and the Audit Committee recommend ratification of the continued engagement of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 29, 2007. Although ratification by stockholders is not required by law, the Audit Committee has determined that it is desirable to request ratification of this selection by stockholders. Therefore, an appropriate resolution ratifying the engagement will be submitted to the stockholders at the annual meeting. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of D&T, the Audit Committee will consider the selection of another independent registered public accounting firm for 2007 and future years.

A representative of D&T is expected to be present at the stockholders’ annual meeting to respond to appropriate questions and to make a statement if he/she so desires.

The Audit Committee recommends that stockholders vote “FOR” the ratification of D&T as independent registered public accounting firm for the Company for the 2007 fiscal year.

STOCKHOLDER PROPOSALS AND OTHER MATTERS

The deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement for its 2008 annual meeting is January 7, 2008. With respect to stockholder proposals not included in the Company’s proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the stockholder does not give timely notice of the matter to the Company by March 15, 2008. This notice requirement and deadline are independent of the notice requirement and deadline described above for a stockholder proposal to be considered for inclusion in the Company’s proxy statement. Management does not know of any matters to be presented at the annual meeting other than those set forth in this proxy statement. If any other matters not now known come before the annual meeting, the persons named in the proxies will vote in their discretion using their best judgment.

EXPENSES OF PROXY SOLICITATION

The entire expense of preparing, printing and mailing the form of proxy and the material used for the solicitation thereof will be borne by the Company. In addition, the Company has retained the services of InvestorCom, Inc. to solicit proxies from nominees and brokers’ accounts at a cost of approximately $4,750. Solicitation of proxies will be made by mail but also may be made through oral communications by directors, officers or employees of the Company who will receive no additional compensation for such efforts.

By Order of the Board of Directors,

James G. Gidwitz

Chairman of the Board

APPENDIX A

CONTINENTAL MATERIALS CORPORATION
CODE OF ETHICS FOR THE CEO AND SENIOR FINANCIAL OFFICERS

The Board of Directors of Continental Materials Corporation (the “Company”) has adopted the following Code of Ethics for its CEO and senior financial officers to establish specific policies with respect to the duties of the Chief Executive Officer, Chief Financial Officer, Controller and Subsidiary Controllers, as they relate to the financial reporting, disclosure controls and internal controls functions. In addition, the CEO and senior financial officers are bound by the Company’s other related policies, including the Code of Business Conduct and Ethics and the Whistleblower Policy.

1.                 The CEO and all senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the SEC. Accordingly, it is the responsibility of the CEO and each senior financial officer promptly to bring to the attention of the Board of Directors of the Company, or the Audit Committee, any material information of which he or she may become aware that, in the case of the Subsidiary Controllers, has not been fully or adequately disclosed to the Corporate Vice President of Finance or the Corporate Controller, or that is not fully or adequately disclosed by the Company in its public filings.

2.                 The CEO and each senior financial officer shall promptly bring to the attention of the Board of Directors and the Audit Committee (and CEO, if not previously aware) any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data; or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

3.                 The CEO and each senior financial officer shall promptly bring to the attention of the Audit Committee (and CEO, if not previously aware) any information he or she may have concerning any violation of the Company’s Code of Business Conduct and Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any  management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

4.                 The CEO and each senior financial officer shall promptly bring to the attention of the Audit Committee (and CEO, if not previously aware) any information he or she may have concerning (a) evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any of its officers, employees or agents; or (b) of a violation of the Code of Business Conduct and Ethics or of this Code of Ethics.

5.                 The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Code of Business Conduct and Ethics or of this Code of Ethics by the CEO or the Company’s senior financial officers. Those actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Business Conduct and Ethics and to this Code of Ethics, and may include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits and termination of the individual’s employment. In determining what action is appropriate in a particular case, the Board of Directors or its designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question has been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

A-1

APPENDIX B

CONTINENTAL MATERIALS CORPORATION
CODE OF BUSINESS CONDUCT AND ETHICS

For Officers, Directors and Employees

1.   INTRODUCTION

Continental Materials Corporation and its subsidiaries (collectively, the “Company”) is committed to adhering to the highest ethical, moral and legal standards in the conduct of its business and operations. This Code of Business Conduct and Ethics (the “Code”) has been adopted by the Board of Directors of the Company and represents the Company’s policies and guidelines regarding the actions of the Company’s directors, officers and employees.

This Code cannot address every situation that may arise in the course of business dealings. The Company expects its directors, officers and employees to use good judgment, high ethical standards, honesty and common sense in carrying out their duties and responsibilities to the Company.

The Company intends to enforce vigorously the provisions of this Code. Violations could lead to disciplinary action, including dismissal, for cause, from the director’s, officer’s or employee’s position with the Company, as well as possible civil and criminal liability.

2.   CONFLICTS OF INTEREST

Directors, officers and employees are expected to act and to make decisions that are in the best interests of the Company and to avoid any situation that may present a potential or actual conflict between the interests of the Company and their own personal interests.

A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the Company. No director, officer or employee of the Company should take any action that may make it difficult to perform his or her duties, responsibilities and services to the Company in an objective and effective manner. No director, officer or employee is allowed to work for, or provide services to, any competitor of the Company. No director, officer or employee of the Company, or any member of his or her immediate family, may accept employment with, or acquire a financial interest in, any entity doing business with the Company if the employment or interest could conflict with the individual’s performance of his or her duties and responsibilities to the Company. The best policy is to avoid any direct or indirect business connection with the Company’s customers, suppliers or competitors, except on the Company’s behalf.

A conflict of interest also arises when a director, officer or employee, or any member of his or her family, receives improper personal benefits as a result of his or her position with the Company. The Company is strictly prohibited from extending any personal loans to, or guaranteeing the personal obligations of, any director, officer or employee.

Any director, officer or employee who may have a potential or apparent conflict of interest with the Company should immediately provide Mark Nichter, Secretary of the Company, with a written description of such actual or potential conflict of interest at the following address:

Mr. Mark Nichter

c/o Continental Materials Corporation

200 South Wacker Dr. Suite 4000

Chicago, Illinois 60606

Directors, officers and employees who fail to disclose all such conflicts of interest are subject to discipline, including dismissal by the Company and possible civil and criminal liability.

3.   CORPORATE OPPORTUNITIES

Directors, officers and employees are strictly prohibited from: (i) taking for themselves or personally benefiting from, opportunities that are discovered through the use of Company property, Company information or his or her position with the Company; (ii) using Company property, Company information, or his or her position with the Company for personal gain; and (iii) competing with the Company.

Directors, officers and employees owe a duty to the Company to advance its legitimate interests when a corporate opportunity arises. If a director, officer or employee is presented with a business opportunity from which the Company could, in the course of its business, profit, he or she must present the opportunity to the Chairman of the Company’s Board of Directors at the following address:

Mr. James G. Gidwitz

c/o Continental Materials Corporation

200 South Wacker Dr. Suite 4000

Chicago, Illinois 60606

If the Company decides not to pursue the opportunity, then the Company will provide a written authorization to that individual permitting him or her to pursue the opportunity.

4.   CONFIDENTIALITY

The success of the Company’s business is highly dependent on maintaining the integrity of its confidential information and ensuring that information is used only for its intended purposes. Directors, officers and employees must maintain the confidentiality of, and not inappropriately use or disclose, information entrusted to them by the Company and its clients, except when such disclosure is mandated by the law. Confidential information includes all non-public information that might be useful to the Company’s competitors or harmful to the Company or its clients, if disclosed.

5.   FAIR DEALING

Directors, officers and employees should deal fairly with the Company’s customers, suppliers, competitors and employees. They should not take unfair advantage of any person through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice, whether or not such action is unlawful. Directors, officers and employees must not make a deliberate misrepresentation regarding the Company or its business operations or create or assist any person in creating a false or misleading entry in any book or business record of the Company.

6.   PROTECTION AND PROPER USE OF THE COMPANY’S ASSETS

Directors, officers and employees should protect the Company’s assets, including all tangible property, trade secrets, intellectual property, computers and related information technology assets, and ensure their efficient and effective use. Theft, loss, misuse, carelessness and waste have a direct impact on the success and profitability of the Company. The Company has acquired its assets for the sole purpose of conducting the business and operations of the Company. The Company’s assets may not be used for personal benefit and may not be sold, loaned, given away, or disposed of without proper authorization by the Company. All of the Company’s assets should be used only for legitimate purposes and in accordance with established Company’s policies.

7.   DISCRIMINATION AND HARASSMENT

The Company is committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances. If any director, officer or employee becomes aware of or experiences any such illegal discrimination or harassment, he or she should immediately notify the local personnel manager or Mark Nichter at the above noted address.

8.   HEALTH AND SAFETY

The Company strives to provide each employee with a safe and healthy work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs in the workplace will not be tolerated.

9.   RECORD-KEEPING

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. All of the Company’s books, records, accounts and financial statements must by maintained in reasonable detail, must appropriately reflect the Company’s transactions and conform both to applicable legal requirements and to the Company’s system of internal controls.

10.   COMPLIANCE WITH LAWS, RULES AND REGULATIONS

Directors, officers and employees must comply with all laws, rules, regulations and listing standards applicable to the Company, including insider trading laws. Directors, officers and employees who violate any law, rule, regulation or listing standard are subject to discipline, including dismissal by the Company, and possible civil and criminal liability.

Directors, officers and employees must not trade securities of the Company or any other entity on the basis of non-public, material information acquired as a result of his or her position with the Company. “Insider trading” is a serious criminal offense and constitutes an unethical behavior. Insider trading occurs, for example, when a person trades securities while in possession of material, non-public information about the company involved. Information is “material” if it would affect an average person’s decision whether to buy, hold or sell a security. Information is “non-public” if it has not been released to or absorbed by the investing public.

The Company strictly prohibits and will not tolerate insider trading by its directors, officers or employees. Please see the Company’s insider trading policy for more information. If a question arises regarding the Company’s insider trading policies, contact Mark Nichter at 312.541.7207 for assistance.

11.   REPORTING OF UNETHICAL BEHAVIOR AND ACCOUNTING MATTERS

The Company encourages its directors, officers and employees to talk with supervisors, managers, senior executive officers, committee members or any other appropriate person if he or she is in doubt about the best course of action for any particular situation. In addition, all directors, officers and employees should report all violations of any law, rule, regulation, listing standard or provision of this Code to their supervisors, managers, senior executive officers, committee members or any appropriate person. If the matter cannot be reported to any of these individuals, then the individual should call the Whistleblower Hotline as posted at each operating location.

The Company encourages its directors, officers and employees to report any concerns that the individual may have regarding questionable accounting, internal accounting controls or auditing matters by calling the Whistleblower Hotline or writing to Peter E. Thieriot, Chairman of the Audit Committee, at the following address:

Mr. Peter E. Thieriot

Chairman of the Audit Committee

Continental Materials Corporation

200 South Wacker Dr. Suite 4000

Chicago, Illinois 60606

The Company has established control procedures to ensure that all such reports are confidential and anonymous.

In accordance with the Company’s Whistleblower Policy, no director, officer or employee will suffer retaliation in any form for reporting concerns in good faith. The Company will take appropriate corrective and/or disciplinary action against any person who retaliates against any director, officer or employee who reports a suspected violation of any law, rule, regulation, listing standard or provision of this Code. See the Company’s Whistleblower Policy for more information.

12.   COMPLIANCE AND WAIVERS

The Company requires its directors, officers and employees to strictly comply with this Code. Failure to comply may subject these persons to disciplinary action, including dismissal, for cause, from the director’s, officer’s or employee’s position with the Company, as well as possible civil and criminal liability.

The Board of Directors may grant to any director, officer or employee a waiver of any provision set forth in this Code. Any such waiver may be granted in the reasonable discretion of the Board of Directors. Any waivers will be disclosed to the stockholders of the Company, as may be deemed appropriate, in accordance with applicable regulations.

All directors, officers and employees of the Company must work to implement and comply with this Code and should immediately report any known violations. In some situations, however, it is difficult to know if a violation has occurred. Because every situation cannot be anticipated, the following steps and concepts will assist in resolving potential problems:

•       Have all the facts:   To reach the right solutions, the directors, officers, employees and the Company must be as fully informed as possible.

•       Ask yourself “What specifically am I being asked to do? Does it seem unethical or improper?”:   As a result, you will be able to focus on the specific question you are faced with and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

•       Clarify your responsibility and role:   In many situations and tasks, people share responsibility. Are your colleagues informed and have you discussed the situation? It may help to get others involved and discuss the problem.

•       Discuss the problem with your supervisor:   This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process.

•       Seek help from Company resources:   In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, you may want to discuss it with your office manager or a human resources manager.

•       You may report ethical violations in confidence and without fear of retaliation:   If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations. Please see the Company’s Whistleblower Policy for additional information.

•       Always ask first, act later:   If you are unsure of what to do in any situation, seek guidance before you act.

APPENDIX C

CONTINENTAL MATERIALS CORPORATION
CHARTER AND POWERS OF THE AUDIT COMMITTEE

I   PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. The Committee’s primary duties and responsibilities are to:

•       Serve as an independent and objective party to monitor the Corporation’s financial reporting process and control system.

•       Appoint, compensate, retain and oversee the work of any registered public accounting firm engaged. In this respect, the independent auditor will report directly to the Committee and the Committee has ultimate authority to approve all audit engagement fees and terms.

•       Provide an open avenue of communication among the independent auditors, internal auditors (if appropriate), financial and senior management and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. Standards relating to the Committee may change from time-to-time as the SEC, AMEX and the Public Company Accounting Oversight Board further define and interpret the Sarbanes-Oxley Act. In addition, new laws may be passed that affect the responsibilities of the Committee. The Committee shall endeavor to meet all mandatory standards and responsibilities that may become effective during the period after this document is adopted and prior to its formal update. In all cases where the law or mandatory standards may differ from or exceed those written in this document, the law or mandatory standard shall be deemed to take precedence, and be effective for the Committee.

The Committee will have the authority and adequate funding, as determined by the Committee, provided by the Corporation to engage independent counsel and other advisors, as it determines necessary to carry out its duties. In addition, the Committee will receive appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

II   COMPOSITION

The Committee shall be comprised of three or more directors as determined and appointed by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Further, by May 26, 2004, each member of the Committee will satisfy both the general AMEX independence standards as well as the heightened standards applicable to audit committee members as mandated by SEC Rule 10A-3. Each member of the Committee shall be financially literate. Financially literate means that each Committee member must be able to read and understand fundamental financial statements or will become able to do so within a reasonable time after appointment to the Committee. Additionally, by May 26, 2004, at least one member of the Committee shall have accounting or related financial management expertise, such as past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication, including, but not limited to, being or having been a chief executive officer or other senior officer with financial oversight responsibilities, or an active participant on one or more public company audit committees. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be appointed annually by the Board or may serve until their successors are duly appointed and qualified. Unless a Chairperson is appointed by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III   MEETINGS

The Committee shall hold meetings at least quarterly and may hold special meetings as may be called by the Chairperson of the Committee or at the request of the independent auditors or management. The Committee will meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately.

IV   RESPONSIBILITES AND DUTIES

The primary responsibility of the Committee is to oversee the Corporation’s financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine if the Corporation’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for preparing the Corporation’s financial statements, and the independent auditors are responsible for auditing the statements.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate:

Documents/Reports Review

1.                Review this Charter annually (or more frequently, if warranted) and propose any necessary changes to the Board.

2.                Review with management and the independent auditors the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, that includes a certification, report, opinion, or review rendered by the independent auditors. Their review shall include the Committee’s judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgment and the clarity of the disclosures in the financial statements, plus any matters required to be communicated under generally accepted accounting principles.

3.                Review with management and the independent auditors the 10-Q prior to its filing or prior to the release of earnings, and discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting principles. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

Independent Auditors

4.                Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report, or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm will report directly to the Committee.

5.                Discuss with the independent auditors the overall scope and plans for the audit including the adequacy of staffing.

6.                On an annual basis, the Committee will ensure receipt and review of a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard No.1. The Committee will discuss with the independent auditors all significant relationships the auditors have with the Corporation to determine the auditors’ independence and impact upon objectivity. This includes a review of management consulting services, tax services and any other services along with their related fees giving special attention to the SEC’s final ruling adopting amendments to its existing requirements regarding auditor independence.

7.                Pre-approve all services provided by the independent auditors.

8.                Meet separately with the independent auditors, with and without management present, to discuss the results of their examinations and provide sufficient opportunity for the internal auditors, if any, to meet privately with the Committee members when circumstances warrant.

Financial Reporting Processes

9.                In consultation with the independent auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external.

10.         Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

11.         Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Review

12.         Confer with the independent auditors concerning the scope of their examinations of the books and records of the Corporation and its subsidiaries; review and approve the independent auditors’ annual engagement letter; annual audit plans and budgets; and authorize the independent auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

13.         Establish regular and separate systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

14.         Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

15.         Review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

16.         Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented, such review to be conducted within an appropriate amount of time subsequent to implementation of the changes or improvements, as decided by the Committee.

Ethical and Legal Compliance

17.         Ensure that management has a review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

18.         Review with the Corporation’s counsel, as deemed appropriate in the circumstances, legal compliance matters including corporate securities trading policies.

19.         Review with the Corporation’s counsel, as deemed appropriate in the circumstances, any legal matter that could have a significant impact on the Corporation’s financial statements.

20.         Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing laws, that the Committee or the Board deems necessary or appropriate. The Committee is empowered to retain independent counsel, auditors or others to assist it in the conduct of any investigation.

21.         Approve procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

APPENDIX D

CONTINENTAL MATERIALS CORPORATION
CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

1.   Purpose of the Committee

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Continental Materials Corporation (the “Company”) is to assist the Board in discharging its responsibilities relating to executive compensation.

2.   Committee Organization

(a)          Composition.   The Committee shall consist of at least two (2) members of the Board who satisfy the membership requirements set forth in Section 2(c) below.

(b)         Appointment and Removal.   The Committee members shall be appointed by the Board, upon the recommendation of the Nominating Committee of the Board, to serve for a one (1) year term or until their successors shall be duly elected and qualified. Each Committee member may be removed by the Board in its sole discretion.

(c)          Membership Requirements.   Each Committee member must qualify as an “independent” director under the rules applicable to companies listed on the AMEX.

Notwithstanding the membership requirements set forth in this Section 2(c), if the Committee consists of three (3) members, one director who does not qualify as “independent” under the rules applicable to companies listed on the AMEX may still serve as a member of the Committee if the Board determines that, under exceptional and limited circumstances, such individual’s membership on the Committee is required by the best interests of the Company and its stockholders and such individual meets certain alternate criteria established by the AMEX rules.(1)

(d)         Committee Chairman.   The Board may designate a chairman of the Committee (the “Chairman”). If the Board does not designate a Chairman, the Committee members shall elect a Chairman by a vote of a majority of the Committee.

3.   Meetings

(a)          The Committee shall meet at least two (2) times per year, or more frequently, as circumstances dictate.

(b)         Each Committee member shall have the authority to call a meeting of the Committee. The notice of meeting need not state the purpose for which the meeting has been called. In order to transact business, at least two (2) Committee members must be present. In the alternative, the Committee may take action without a meeting by unanimous written consent in accordance with applicable law.

(1)                Such individual must not be a current officer or employee of the Company or an immediate family member of such officer or employee. Such individual may be appointed to the Committee for a term of not more than two (2) years. If the foregoing exception is applied to any Committee member, the Company will be required to disclose in its next proxy statement the nature of the relationship and the reasons for the Board’s determination.

(c)          The Chairman shall be responsible for establishing the agenda for each meeting and shall coordinate the distribution of briefing and/or background material to the Committee members. Additional items may be added to the agenda at the request of any Committee member. Minutes of all meetings shall be prepared by or under the supervision of the Chairman and approved by the Committee. Meetings may be held via conference call or in person.

4.   Duties of the Committee

The Committee shall perform the following duties:

(a)          Assist the Board in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer.

(b)         Review director compensation levels and practices and, from time to time, to recommend changes in such compensation levels and practices, as appropriate.(2)

(c)          Evaluate, on an annual basis, the Chief Executive Officer’s performance in light of certain established goals, and to establish the Chief Executive Officer’s compensation package based on such performance.2  This compensation package shall encompass base salary, cash bonuses, other incentive compensation, stock options, other equity-based compensation, and other benefit programs. This compensation package will be recommended to and reviewed by the entire Board.

(d)         Develop, on an annual basis, an executive compensation structure for the Company’s other senior executive officers.2  This structure shall encompass base salary, cash bonuses, other incentive compensation, stock options, other equity-based compensation, and other benefit programs. These compensation packages and any proposed amendment, termination or discontinuance of such packages will be recommended to and reviewed by the entire Board.

(e)          Assume responsibility for review and administration of the Company’s stock option plans, if such authority is delegated to the Committee by the Board pursuant to the terms of the relevant stock option plan.

(f)            Review, on a periodic basis: (1) competitive market analyses of the Company’s executive compensation program (including benefits and perquisites paid or available to executives); and (2) executive compensation alternatives and significant new trends and issues.

(g)          Review and approve the terms of any severance, change in control or employment agreements with officers or others key executives of the Company, including the designation of individuals to enter into such agreements.

(h)         Establish, prepare and review an annual executive compensation report in the Company’s Annual Report on Form 10-K and Proxy Statement.

(i)            Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation or By-laws and any other governing law, as the Committee or the Board deems necessary or appropriate.

(2)                This review may include a consideration of the impact of tax, accounting and regulatory requirements on such compensation with respect to both the Company and the director/officer.

5.   Consultants

The Committee shall have the authority to retain such consultants, outside counsel or other  advisors as the Committee may deem appropriate, in its sole discretion.

6.   Reports to the Board

The Committee shall report all material findings and all recommendations that may arise at a meeting of the Committee, including but not limited to those enumerated in Section 4 above, to the entire Board. Such report shall be made at the Board meeting immediately following the relevant Committee meeting.

7.   Performance Evaluation and Charter Review

On an annual basis, the Committee shall:

(a)          evaluate its performance and report its conclusions to the Board; and

(b)         review this Charter and recommend any proposed changes thereto to the Board for approval.

APPENDIX E

CONTINENTAL MATERIALS CORPORATION
CHARTER OF THE NOMINATING COMMITTEE

1.   Purpose of the Committee

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Continental Materials Corporation (the “Company”) is to:

a)               Identify individuals qualified to serve as members of the Board;

b)              Recommend to the Board director nominees to be presented at the annual meeting of shareholders and nominees to fill vacancies on the Board, whether caused by retirement, resignation, death, increase in the number of authorized directors or otherwise; and

c)               Develop and recommend to the Board such corporate governance policies as the Committee believes appropriate and desirable.

2.   Committee Organization

a)               Composition.   The Committee shall consist of at least two (2) members of the Board who satisfy the membership requirements set forth in Section 2(c) below.

b)              Appointment and Removal.   The Committee members shall be appointed by the Board to serve for a one (1) year term or until their successors shall be duly elected and qualified. Each Committee member may be removed by the Board in its sole discretion.

c)               Membership Requirements.   Each Committee member must qualify as an “independent” director under the rules applicable to companies listed on the AMEX.

Notwithstanding the membership requirements set forth in this Section 2(c), if the Committee consists of at least three (3) members, one director who does not qualify as “independent” under the rules applicable to companies listed on the AMEX may still serve as a member of the Committee if the Board determines that, under exceptional and limited circumstances, such individual’s membership on the Committee is required by the best interests of the Company and its stockholders and such individual meets certain alternate criteria established by the AMEX rules.(3)

d)              Committee Chairman.   The Board may designate a chairman of the Committee (the “Chairman”). If the Board does not designate a Chairman, the Committee members shall elect a Chairman by a vote of a majority of the Committee.

(3)                Such individual must not be a current officer or employee of the Company or an immediate family member of such officer or employee. Such individual may be appointed to the Committee for a term of not more than two (2) years. If the foregoing exception is applied to any Committee member, the Company will be required to disclose in its next proxy statement the nature of the relationship and the reasons for the Board’s determination.

3.   Committee Meetings

a)               The Committee shall meet at least one (1) time per year, or more frequently, as circumstances dictate.

b)              Each Committee member shall have the authority to call a meeting of the Committee. The notice of meeting need not state the purpose for which the meeting has been called. In order to transact business, at least two (2) Committee members must be present. In the alternative, the Committee may take action without a meeting by unanimous written consent in accordance with applicable law.

c)               The Chairman shall be responsible for establishing the agenda for each meeting and shall coordinate the distribution of briefing and/or background material to the Committee members. Additional items may be added to the agenda at the request of any Committee member. Minutes of all meetings shall be prepared by or under the supervision of the Chairman and approved by the Committee. Meetings may be held via conference call or in person.

4.   Duties of the Committee

The Committee shall perform the following duties:

a)               Establish criteria for Board and Board committee membership.

b)              Oversee searches for and identify individuals qualified to serve as members of the Board.

c)               Recommend to the Board (i) nominees for election to the Board and (ii) directors for appointment to Board committees. In making its recommendations, the Committee shall:

(i)             review each new candidate’s experience and qualifications for membership on the Board or the Board committees (including the “independent” status of the candidate) based on the criteria established by the Committee;

(ii)         in evaluating current directors for re-nomination to the Board or re-appointment to any Board committees, (A) assess the performance, participation and contribution of such director as a member of the Board or such committee and (B) assess the experience, qualifications and “independent” status of such director based on the criteria established by the Committee; and

(iii)     periodically review the composition of the Board and its committees in light of the current challenges and needs of the Board, the Board committees and the Company.

d)              Consider and make recommendations to the Board regarding shareholder nominations for directors that are submitted in accordance with the Company’s By-laws and applicable law.

e)               Develop and recommend to the Board a set of corporate governance guidelines applicable to the Company. The Committee shall, from time to time, as it deems appropriate, review and assess the adequacy of such corporate governance guidelines and recommend any changes to the Board for approval.

f)                 Oversee the Board’s annual self-assessment process whereby the Board considers its effectiveness, the effectiveness of its committees and the contribution of its individual members. In connection therewith, the Committee shall solicit comments from all directors, solicit comments from management (if necessary), prepare a report for the Board and make recommendations for improvement of the Board’s operations.

g)               Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation or By-laws and any other governing law, as the Committee or the Board deems necessary or appropriate.

5.   Consultants

The Committee shall have the authority to retain such consultants, outside counsel or other advisors as the Committee may deem appropriate, in its sole discretion.

6.   Reports to the Board

The Committee shall report all material findings and all recommendations that may arise at a meeting of the Committee, including but not limited to those enumerated in Section 4 above, to the entire Board. Such report shall be made at the Board meeting immediately following the relevant Committee meeting.

7.   Performance Evaluation and Charter Review

On an annual basis, the Committee shall:

a)               Evaluate its performance and report its conclusions to the Board; and

b)              Review this Charter and recommend any proposed changes thereto to the Board for approval.

CONTINENTAL MATERIALS CORPORATION	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY To vote for all nominees listed below		FOR	AGAINST	ABSTAIN
1.	Election of three nominees to the Board of Directors.	☐	☐	2.	Approval and ratification of the Directors' appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 29, 2007. ☐	☐	☐
	Nominees:
	01 William D. Andrews,				The Proxy is solicited on behalf of the Board of Directors of the Company.
	02 Betsy R. Gidwitz and
	03 James G. Gidwitz

	(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

	Signature		Signature		Date		2007

Please sign exactly as name appears above. Executors, administrators, trustees, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

	FOLD AND DETACH HERE

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CONTINENTAL MATERIALS CORPORATION

Proxy Card For Annual Meeting On May 23, 2007

The undersigned hereby appoints Ralph W. Gidwitz and Ronald J. Gidwitz as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, either individually or jointly, as designated below, all the shares of common stock of Continental Materials Corporation held of record by the undersigned on April 12, 2007, at the annual meeting of stockholders to be held on May 23, 2007, or any adjournment thereof. This proxy is revocable at any time before it is exercised. Such revocation may be effected by written notice to the Secretary of the Company, by executing a subsequent proxy or by voting at the meeting in person.

The Board of Directors unanimously recommends a vote FOR Proposals (1) and (2).

This Proxy will be voted as directed or, if no instructions are given, it will be voted “FOR” election of all nominees as Directors of the Company, and “FOR” approval and ratification of the appointment of the independent registered public accounting firm. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
YOUR VOTE IS IMPORTANT.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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